Exhibit 10.9

BILL OF SALE AND ASSIGNMENT

This BILL OF SALE AND ASSIGNMENT (this “Bill of Sale”), is made and entered into as of September 30, 2014 (the “Effective Date”), by and between VIVINT SOLAR, INC., a Delaware corporation (f/k/a Solar Holdings, Inc.) (together with its successors and permitted assigns, “Vivint Solar”), and VIVINT, INC., a Utah corporation (together with its successors and permitted assigns “Vivint”).  Each of Vivint Solar and Vivint may also be referred to herein individually as a “Party”, and collectively as the “Parties”.

RECITALS

WHEREAS, Vivint Solar and Vivint are affiliate business entities, under the common control and ownership of 313 Acquisition, LLC, a Delaware limited liability company.

WHEREAS, by this Bill of Sale Vivint is vesting in Vivint Solar all of the properties, assets, and rights of Vivint described below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Definitions

. Any capitalized term used but not defined in this Bill of Sale will have the meaning set forth for that term in the Master Framework Agreement of even date herewith between Vivint and Vivint Solar, Inc. (the “Master Framework Agreement”). Capitalized terms used in this Bill of Sale and not otherwise defined in this Bill of Sale or in the Master Framework Agreement will have the following meanings:

(a)“Transferred Assets” means the assets set out in Exhibit A.

2.Transfer.  Pursuant to the Master Framework Agreement, Vivint does hereby grant, bargain, sell, convey, transfer, assign, set over, release, deliver and confirm to Vivint Solar, its successors and assigns, all of their right, title and interest in and to the Transferred Assets to have and to hold the same, with the appurtenances thereof, unto Vivint Solar, its successors and assigns forever, to and for their own use and benefit.

3.No Third Party Beneficiaries.  Nothing in this Bill of Sale, express or implied, is intended or shall be construed to confer upon, or give to, any person, firm or corporation other than Vivint Solar and its successors and assigns, any remedy or claim under or by reason of this Bill of Sale on any terms, covenants or condition hereof, and all the terms, covenants and conditions, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of Vivint Solar and its successors and assigns.

4.Master Framework Agreement. This Bill of Sale is governed by the Master Framework Agreement, including the provisions of Sections 4 (Confidentiality) and 6 (Miscellaneous) of the Master Framework Agreement.

Bill of Sale and Assignment

1Vivint Solar, Inc. & Vivint, Inc. Confidential

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Bill of Sale and Assignment

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IN WITNESS WHEREOF, the Parties have executed this Bill of Sale and Assignment as of the date first written above.

VIVINT SOLAR:

VIVINT SOLAR, INC., a Delaware corporation
By:	/s/ Greg Butterfield
Name:	Greg Butterfield
Title:	Chief Executive Officer

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Bill of Sale and Assignment

3Vivint Solar, Inc. & Vivint, Inc. Confidential

VIVINT:

VIVINT, INC., a Utah corporation
By:	/s/ Alex Dunn
Name:	Alex Dunn
Title:	President

Bill of Sale and Assignment

4Vivint Solar, Inc. & Vivint, Inc. Confidential

EXHIBIT A

TRANSFERRED ASSETS

•	All computers, laptops and the like in the possession of or primarily used by employees or contractors of Vivint Solar;
•	All tablets, cell phones, and other mobile communication devices in the possession of or primarily used by employees or contractors of Vivint Solar;
•	All monitors, televisions, or other display devices in the possession of or primarily used by employees or contractors of Vivint Solar;
•	All printers, faxes, multifunction devices and other office equipment in the possession of or primarily used by employees or contractors of Vivint Solar; and
•	All networking or telephony equipment in the possession of or primarily used by employees or contractors of Vivint Solar.

Bill of Sale and Assignment

5Vivint Solar, Inc. & Vivint, Inc. Confidential